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                                                                    EXHIBIT 10.6

                           COMMERCIAL BUILDING LEASE

     Agreement of Lease made as of the 1st day of May 1999 (the "Effective Date") by and between Property Management Partners, Inc., a Massachusetts corporation with an address of 219 Vassar Street, Cambridge, Massachusetts 02139 (referred to as "Sublandlord"), and C-Bridge Internet Solutions, Inc., a Delaware corporation with an address of 219 Vassar Street, Cambridge, Massachusetts 02139 (hereinafter referred to as "Subtenant").

     WHEREAS, John J. Donovan, Jr. as trustee under a Declaration of Trust dated April 14, 1980 and recorded with the Middlesex South District Registry of Deeds at Book 13951, Page 54 (the "Landlord") has leased the Premises (as defined below) to Sublandlord; and

     WHEREAS, Sublandlord and Subtenant desire that Subtenant shall sublease the Premises on the terms and conditions set forth herein.

     NOW THEREFORE, In consideration of the mutual covenants contained herein and other valuable consideration received, and with the intent to be legally bound, Sublandlord and Subtenant agree as follows:

1. PREMISES. Sublandlord hereby demises and leases unto Subtenant and Subtenant hereby accepts from Sublandlord, subject to the conditions hereinbelow set forth, a portion consisting of approximately 28,159 (twenty-eight thousand one hundred fifty-nine) square feet of the commercial building located at 219 Vassar Street, Cambridge, Massachusetts 02139 and an a adjacent parking area of approximately 23,500 (twenty-three thousand five hundred) square feet, as set forth on Exhibit A hereto (hereinafter called "the Premises"). Sublandlord
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leases to Subtenant the Premises, together with all easements, rights or privileges necessary in connection with the use of the Premises for the Permitted Use, as defined below. This Lease also includes all fixtures, equipment, and personal property in the Premises. Sublandlord is delivering the Premise in an "As-Is" condition.

2. TERM. TO HAVE AND TO HOLD, the Premises for a term commencing on the Effective Date and ending on the fifth anniversary thereof (the "Initial Term") unless sooner terminated or extended as hereinafter provided.

3.   RENT  OPERATING EXPENSES AND CAPITAL EXPENSES

     3.1. BASIC RENT. From and after the Effective Date, Subtenant shall pay to Sublandlord without deduction or offset, monthly rent as follows:

     May 1, 1999 to April 1, 2000: $46,932.00 (Forty-Six Thousand Nine Hundred Thirty-Two Dollars)
     May 1, 2000 to April 1, 2001: $48,105.00 (Forty-Eight Thousand One Hundred Five Dollars)
     May 1, 2001 to April 1, 2002: $49,278.00 (Forty-Nine Thousand Two Hundred Seventy-Eight Dollars)
     May 1, 2002 to April 1, 2003: $50,451.00 (Fifty Thousand Four Hundred Fifty-One Dollars)
     May 1, 2003 to April 1, 2004: $51,624.00 (Fifty-One Thousand Six Hundred Twenty-Four Dollars)

     (collective, the "Basis Rent") each monthly installment payable on the first day of each month during the term of this Lease to the Sublandlord at 219 Vassar Street, Cambridge, Massachusetts 02139 or at such other address as Sublandlord may specify in writing to Subtenant. No demand, notice or invoice shall be required for the payment of Basic Rent. An installment of rent in the amount of one (1) full month's Basic Rent shall be delivered to Sublandlord concurrently with Subtenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder. Balances due to Sublandlord not received when due shall bear interest at a rate of 1 percent per calendar month or fraction thereof until received.

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     3.2. OPERATING EXPENSES.

          (a) Subtenant shall pay when due directly to those third parties rendering appropriate invoices "Building Costs" and "Property Taxes,"
          as those terms are defined below.   For convenience of reference,
          Property Taxes and Building Costs shall be referred to collectively as "Operating Expenses."


          (b) Even though the Lease has terminated and the Subtenant has vacated the Premises, Subtenant shall pay for all Operating Expenses accrued up to the date of such termination and vacation, (cf)
          The term "Building Costs" shall include all expenses of operation and maintenance of the Premises to the extent such expenses are not billed to and paid directly by Subtenant, and shall include the following charges by way of illustration but not limitation: water and sewer charges; insurance premiums; license, permit, and inspection fees; heat; light; power; air conditioning; supplies; materials; equipment; tools; the reasonable cost of any environmental, insurance, tax, or other consultant utilized by Sublandlord in connection with the Premises; establishment of reasonable reserves for replacements and/or repair of equipment and supplies; and costs incurred in connection with compliance of any laws or changes in laws applicable to the Premises enacted after the Effective Date. It is understood that Building Costs shall include competitive charges for direct services provided by any subsidiary or division of Sublandlord.

          (d) The term "Property Taxes" as used herein shall include the following: (i) all real estate taxes or personal property taxes, as such property taxes may be reassessed from time to time; and (ii) other taxes, charges and assessments which are levied with respect to this Lease or to the Premises, and any improvements, fixtures and equipment and other property of Sublandlord located on the Premises, except that general net income and franchise taxes imposed against Sublandlord shall be excluded; and (iii) all assessments and fees for public improvements, services, and facilities and impacts thereon;
          (iv) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes; and
          (v) costs and expenses incurred in contesting the amount or validity of any Property Tax by appropriate proceedings. If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Sublandlord elects to pay such taxes or assessments in installments, Subtenant's liability for such taxes shall be computed as if such election had been made and only the installments thereof which would have become due during the Term of this Lease shall be included within the definition of Property Taxes.

          (e) Subtenant shall have the right to audit all invoices for Operating Expenses rendered to it for payment.

     3.3 CAPITAL EXPENSES. On January 3, 2000, Subtentant shall pay to Sublandlord $1,375,000.00 (One Million Three Hundred Seventy Five Thousand Dollars), such sum to be used by Sublandlord for such capital improvements or material repairs as the Premises may need from time to time during the Term or any extension thereof. However, any portion of this payment not so spent during the Term or any extension thereof shall not be refunded to Subtenant.

4. EXTENSION. After the Initial Term, if Subtenant holds over and Basic Rent and Operating Expenses are accepted by Sublandlord, a month to month tenancy only shall be created which will otherwise be governed by the terms and conditions of this Lease. During such a month-to-month tenancy, Sublandlord and Subtenant may from time to time negotiate a new rental price, which price may not be increased more frequently than every 12 months and which will not affect the month-to-month nature of the tenancy.

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5.   USE.

     5.1 The Premises shall be used by Subtenant solely for office space and the rendering of educational services and training and for activities incidental thereto (the "Permitted Use"). Subtenant may not use the Premises for any other purpose without obtaining the prior written consent of Sublandlord.

      5.2 Regardless of whether his employment by the Subtenant continues, Professor John J. Donovan shall have the right to use the Premises for the Permitted Use in substantially the same manner as he has prior to the Term.

6. FACILITIES MANAGEMENT AGREEMENT. To induce Sublandlord to enter into this Lease and as a condition hereof, Sublandlord and Subtenant shall enter into a Facilities Management Agreement (the "FMA") in the form attached hereto as Exhibit A.
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7.   SUBLETTING AND ASSIGNMENT

     7.1 Upon the terms and condition set forth in this section 7, Subtenant may assign this entire Lease or sublet the entire Premises to any financially responsible party, subject, however, to all of the provisions of this Lease and section 7.3 below.

     7.2 For the purposes of this Lease, any transfer of more than 49 percent of the ownership interests in Subtenant (considered on an aggregate basis from the current ownership structure of Subtenant) prior to the effective date of a Registration Statement on Form S-1 filed by Subtenant pursuant to the Securities Act of 1933, as amended. shall be deemed to be an assignment requiring the consent of Sublandlord.

     7.3 Subtenant may assign this Lease or sublet the Premises subject to Sublandlord's prior written consent, which consent shall not unreasonably be withheld, on the basis of the following terms and conditions:

         (i) It is agreed that any assignment or sublease of any kind executed by Subtenant from time to time, or the acceptance of Basic Rent or Operating Expenses from such assignee or subtenant, shall not affect the obligations of Subtenant hereunder, and in no event and under no circumstances shall same release or discharge Subtenant from its obligations as Subtenant under this Lease and Subtenant shall be remain liable for the observance of all of the covenants and provisions of this Lease, including but not limited to paying the Basic Rent and Operating Expenses throughout the term of this Lease or any extension hereof. The acceptance, in and of itself, of any Basic Rent and Operating Expenses from any subtenant and/or assignee shall not be deemed a waiver of this covenant, or release Subtenant from its obligations hereunder.

         (ii) Subtenant herewith guarantees to Sublandlord the prompt payment all Basic Rent and Operating Expenses, including any Basic Rent and Operating Expenses which shall become due and owing to Sublandlord from any assignee or subtenant and the full performance of said assignee or subtenant of all the covenants, conditions, terms, and obligations of this Lease. Subtenant further warrants Sublandlord that if any assignee shall fail to pay any installment of Basic Rent or Operating Expenses when due, Subtenant, upon receipt of ten (10) days written notice thereof from Sublandlord, shall pay and satisfy all of the arrearages Basic Rent or Operating Expenses.

         (iii) The assignee or subtenant shall actually take occupancy of the Premises.

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8.   SUBTENANT'S TAX OBLIGATION.

Subtenant shall discharge when due all real estate taxes, ordinary and special assessments and other governmental charges levied on or which would become a lien upon the land or building in which the Premises are located.

9.   INSURANCE

     9.1 Subtenant, at its sole cost and expense, but for the mutual benefit of Sublandlord and Subtenant, shall keep the Premises insured during the term of this Lease, against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "Extended Coverage," so-called, in amounts equal to "full replacement cost," being the cost of replacing the building and parking lot on the Premises.

     9.2 Subtenant shall, at Subtenant's sole cost and expense, but for the mutual benefit of Sublandlord and Subtenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than $2,000,000.00 in respect to injury or death to a single person and to the limit of not less than $1,000,000.00 in respect to any one accident, and to the limit of not less than $500,000.00 in respect to property damage.

     9.3 All policies of insurance shall provide that the proceeds thereof shall be payable to or inure to the benefit of the Sublandlord as co-insured and loss payee and the Subtenant and, if the Sublandlord so requires, also be payable to the holder of any first mortgage to which this Lease shall become subordinate. All policies of insurance shall, to the extent obtainable, provide that any loss shall be payable notwithstanding any act of negligence of the Subtenant which might otherwise result in forfeiture of said insurance.

     9.4 All policies of insurance shall be written with companies reasonably satisfactory to the Sublandlord and authorized to do business in the Commonwealth of Massachusetts and shall contain an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice to Sublandlord.

10. SUBLANDLORD'S INTEREST. Sublandlord has the right to assign or transfer any and all rights, title and interest under this Lease. This Lease shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns, provided, however, that if Landlord sells the Premises or the Sublandlord assigns its interest in the Premises, Sublandlord may, at its sole option, be released from all liabilities under this Lease, and the purchaser in either case, shall be deemed to have assumed all of the obligations and liabilities of Sublandlord under this Lease.

11.  REPAIRS AND MAINTENANCE.

     11.1 Sublandlord shall not have any obligation to make any repairs or alterations to the

          Premises or any part thereof, except as otherwise expressly provided herein. Throughout the Initial Term and any extension thereof, Subtenant covenants and agrees to maintain the Premises and all additions and improvements made upon them in such repair, order and condition as the same are in at the commencement of said term or may be put in by Sublandlord during the continuance thereof, reasonable wear and tear, damage by fire or any other casualty, taking by eminent domain, and items which Sublandlord is expressly obligated to repair only excepted. Without limiting the generality of the foregoing, Sublandlord shall be responsible for interior maintenance and repairs, cleaning of the parking lot and trash removal.

     11.2 Subject to section 11.1 hereof, Sublandlord covenants and agrees that Sublandlord will make at its own expense all necessary repairs and replacements to the exterior physical structure of the Premises so that the Premises will comply with applicable law and any

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          other required structural repairs and replacements to the Premises.
          Structural repairs and replacements shall mean and include repairs and replacements to the roof and exterior walls of the Premises and to major items of equipment such as HVAC equipment. Sublandlord also covenants and agrees that Sublandlord will make all necessary repairs relating to paving of the parking lot, except in the case of major damage caused by Subtenant.

12.  TENANT'S IMPROVEMENTS.

     12.1 After the prior written consent of the Sublandlord, which shall not be unreasonably withheld, Subtenant may install in the Premises such fixtures (trade or otherwise) and equipment as Subtenant deems desirable and all of said items shall remain Subtenant's property and Subtenant may remove, and/or replace, said fixtures and equipment, in the Premises, at any time and from time to time during the Initial Term or any extension thereof. Sublandlord shall not mortgage, pledge or encumber said fixtures or equipment. Subtenant shall make all repairs or replacement at Subtenant's expense in connection with the removal of any fixtures or equipment installed as provided in this paragraph.

     12.2 All signs, counters, shelving, trade and light fixtures, contents, and other equipment, which may at any time be installed or placed in or upon the Premises, by or at the expense of Subtenant, are and shall remain the property of Subtenant, and Subtenant shall remove the same and repair all damage to the Premises caused by such installation or removal prior to or at the expiration date of the Initial Term or any extension thereof.

13. SIGNS. Subtenant shall have the right to install, maintain and replace, at its own cost and expense, after the prior written consent of Sublandlord in each instance, such signs on the Premises and in common areas such as driveways, parking areas and sidewalks as it determines, provided the same shall be in compliance with all laws, orders, rules and regulations of all governmental authorities having jurisdiction thereof.

14. DAMAGE OR DESTRUCTION. If the Premises shall be damaged or destroyed by fire or other cause, the same shall be repaired or replaced or restored to the condition the same were in immediately preceding such fire or other cause by, and at the expense of, Sublandlord, but only to extent that Sublandlord has received insurance proceeds sufficient therefor, and the Basic Rent or Operating Expenses and any other charges shall, until such repairs have been made, be abated as to the part of the Premises which is unusable by Subtenant on a just and equitable basis. Such repairs shall be made promptly subject to reasonable delay which may arise by reason of adjustment of insurance on the part of Sublandlord and for delay on account of labor troubles or any other cause beyond Sublandlord's control. Sublandlord shall not be liable for any inconvenience or annoyance to Subtenant or injury to the business of Subtenant resulting from delays in repairing such damage, except that Sublandlord agrees to use its best efforts to procure such insurance proceeds and to repair such damage expeditiously, and except that Sublandlord shall not unreasonably interfere with Subtenant's business in making such repairs. If the common areas are totally damaged or are rendered wholly untenantable by fire or other cause so that they cannot reasonably be expected to be restored or rebuilt within a four (4) month period, either Sublandlord or Subtenant may within thirty (30) days of the occurrence of such damage, terminate this Lease upon thirty (30) days prior notice in writing to the other. Notwithstanding anything to the contrary in this Lease contained, if Sublandlord shall not have completed repair of such damage within four (4) months from the occurrence of such fire or other casualty, Subtenant may terminate this Lease by written notice to Sublandlord and thereafter this Lease shall be of no further force or effect. Upon the termination of this Lease under the condition herein provided for, Subtenant's liability for Basic Rent or Operating Expenses accruing thereafter shall cease as of the day following the casualty. Sublandlord shall not be obligated to expend funds to repair or replace the common areas in an amount in excess of the insurance proceeds received as a result of such damage or destruction.

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15.  DELIVERY OF POSSESSION.  If Sublandlord is unable  through no fault of its own to deliver possession of the Premises to Subtenant on the Effective Date, this Lease will continue in effect, but Basic Rent or Operating Expenses and other amounts will be prorated according to when possession is given to Subtenant. The term of this Lease will not be extended by any such delay. If Sublandlord is unable to deliver possession within 30 days of the Effective Date, either Sublandlord or Subtenant may terminate this Lease and all payments made will be returned to Subtenant and all obligations of the parties will cease. Sublandlord will not be liable for any damages for such delay or failure to deliver.

16. QUIET POSSESSION. Sublandlord represents and warrants to Subtenant that Sublandlord has the lawful right and authority to enter into this Lease for the entire term hereof. Sublandlord covenants and agrees that Subtenant, upon performance of its obligations under this Lease, shall peaceably and quietly have, hold and enjoy the Premises throughout the Initial Term and all extensions thereof.

17.  FORCE MAJEURE.

     17.1 Neither party will be liable to the other for any delay or failure in the performance of any of its obligations herein when due to labor disputes, inability to obtain materials or services, wars, governmental laws or restrictions, weather, acts of God or of the Public Enemy, or any other cause beyond the reasonable control of such party, provided, however, that this section shall not excuse Subtenant from the prompt payment of Basic Rent or Operating Expenses or any other amount due herein.

     17.2 IN NO EVENT SHALL SUBLANDLORD EVER BE LIABLE TO SUBTENANT FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES SUFFERED BY SUBTENANT FROM WHATEVER CAUSE.

18. COMPLIANCE WITH LAW. Subtenant, at its sole expense, shall comply with all present and future laws, ordinances, regulations and requirements of any federal, state or local authority relating to Subtenant's use of the Premises. Subtenant covenants not to commit any nuisance on the Premises; will not overload the Premises, will not carry on any business, trade or occupation upon the Premises or make any use thereof which shall be unlawful or offensive or contrary to any law or ordinance for the time being in force. Subtenant will not do any act upon the Premises which will make them uninsurable against fire or which is liable to increase the premium for fire insurance on the Premises over the normal premium for the stipulated use of the Premises. If such premiums are increased, Subtenant shall pay the amount of such increase. Subtenant will keep the Premises equipped with all safety appliances required by law or ordinance, or any order or regulation of any public authority because of the use made of the Premises.

19. RULES AND REGULATIONS. Subtenant shall comply with all rules and regulations currently in effect or which Sublandlord may hereafter adopt for the safety, care and orderly operation of the Premises and for the benefit and comfort of other tenants or neighbors. The current rules and regulations, if any, are attached hereto and made a part of this Lease.

20. CONDEMNATION. If the entire building in which the Premises are located is acquired or condemned by the power of eminent domain by any public or other authority, then this Lease will terminate upon the date such taking becomes effective. Basic Rent or Operating Expenses and other payments will be apportioned as of such date. If any part of the Premises or building containing the Premises is so acquired or condemned so as to render the Premises unsuitable for the use for which the same are leased, then this Lease may be terminated by either party upon thirty (30) days written notice to the other. Basic Rent or Operating Expenses and other payments will be apportioned between the parties as of the date of termination. If this Lease is not so terminated, then Basic Rent or Operating Expenses and other payments will be abated according to the nature and extent of the area taken. All damages awarded for such taking shall belong to and be the exclusive property of Sublandlord. Subtenant agrees to sign such further instruments of assignment as Sublandlord may reasonably request to accomplish the foregoing. Provided, however, that any damages awarded for moving expenses or Subtenant's fixtures, improvements or equipment shall belong to Subtenant.

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21.  INDEMNIFICATION.

     21.1 Subtenant shall indemnify and hold Sublandlord harmless from any and all claims, loss, damages, liens, expenses, including reasonable attorney's fees, and liabilities of whatever nature, arising out of or relating to (i) any default by Subtenant in the performance or observance of any covenant, term or condition of this Lease, (ii) loss or damage to any property or injury or death to Subtenant or any person occurring on or about the Premises due to any cause other than Sublandlord's or Landlord's negligence, and (iii) Subtenant's use and occupancy of the Premises.

     21.2 Sublandlord shall indemnify and hold Subtenant harmless from any and all claims, loss, damages, liens, expenses, including reasonable attorney's fees, and liabilities of whatever nature, arising out of or relating to any default by Sublandlord in the performance or of any covenant, term or condition of this Lease.

22.  DEFAULTS AND REMEDIES

     22.1 Subtenant shall be in default hereunder upon the occurrence of any of the following mentioned events, in which case Sublandlord may avail itself of any or all remedies provided for in this section:

          (i) if Subtenant is delinquent in the due and punctual payment of any installment of Basic Rent or Operating Expenses which shall become due and owing to Sublandlord hereunder for the space of twenty-five (25) days after such Basic Rent or Operating Expenses shall become due and payable;

         (ii) if Subtenant allows the Premises to become vacant for more than 30 days coupled with nonpayment of Basic Rent or Operating Expenses, or if the Subtenant allows the Premises to be used for a purpose other than the use permitted hereunder;

        (iii) if the Subtenant suffers, allows or causes any construction lien or any other lien of record (the "Lien") to be imposed against the Premises and said Lien is not discharged of record or bonded by a reputable surety authorized to do business in the Commonwealth of Massachusetts within thirty (30) days from the date of filing;

         (iv) if Subtenant shall in any way violate any law, regulation or ordinance materially affecting the Premises or the use thereof and such violation is not cured within thirty (30) days from the date of written notice from Sublandlord to Subtenant of such violation;

          (v) if the Subtenant is delinquent in the performance of or compliance with any of the other material covenants, agreements and conditions contained herein for a period of thirty (30) days after written notice thereof from Sublandlord to Subtenant;

         (vi) if Subtenant shall make an assignment for the benefit of its creditors;

        (vii) if any petition shall be filed by or against Subtenant in any court, whether or not pursuant to any statute of the United States or of any state, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings and with respect to a petition filed against Subtenant the same is not dismissed within sixty (60) days thereafter; or

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       (viii) if, in any proceedings, a receiver or trustee be appointed for all or any portion of Subtenant's property and with respect to a petition filed against Subtenant the same is not dismissed within sixty (60) days thereafter.

     22.2 Upon the occurrence of an event of default, Sublandlord, at any time thereafter, may give written notice to Subtenant specifying such event of default and stating that this Lease shall expire on the date specified in such notice, which date shall be at least ten (10) days from Subtenant's receipt of such notice, and if Subtenant does not cure the default within such 10 day period, or if such default is not curable within such ten (10) day period, Subtenant has not commenced to cure such default and continued to diligently pursue cure until completion, then upon the date specified in such notice this Lease and all rights of the Subtenant hereunder shall terminate.

    22.3 Upon the expiration of this Lease, pursuant to Section 22.2 hereof, the Subtenant shall peacefully surrender the Premises to Sublandlord and Sublandlord upon or at any time after such expiration may, without further notice, re-enter the Premises and repossess it by summary proceedings, or ejectment and may dispossess the Subtenant and remove the Subtenant and all other persons and property from the Premises and may have, hold and enjoy the Premises and the right to receive all rental income therefrom.

    22.4 In any case where Sublandlord has recovered possession of the Premises by reason of Subtenant's default, Sublandlord may, at Sublandlord's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of the Lease, and receive the Basic Rent or Operating Expenses therefor. Basic Rent or Operating Expenses so received shall be applied first to the payment of such reasonable expenses as Sublandlord may have incurred in connection with the recovery of the reletting, including brokerage and reasonable attorney's fees, and to the costs and expenses of performance of the other covenants of Subtenant as herein provided.

    22.5 No such expiration of this Lease pursuant to Article 22.2 hereof or entry by Sublandlord or its agents shall relieve Subtenant of its liability and obligations under this Lease and such liability and obligations shall survive any such expiration. In the event the Sublandlord shall thereafter relet the premises, the Sublandlord shall immediately notify Subtenant of same and Subtenant shall thereupon be entitled to repayment or credit from Sublandlord for all net rental actually collected, less any expenses incurred by Sublandlord.

     22.6 Sublandlord shall use reasonable and prudent efforts to relet the Premises. If Sublandlord shall thereafter relet the Premises, Subtenant shall be entitled to a credit from Sublandlord against the Basic Rent or Operating Expenses due hereunder for all rental collected, less any expenses incurred by the Sublandlord with respect to the reletting, including cost of retrofit and tenant finish work, brokerage fees and legal expenses. If Sublandlord elects pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the Initial Term or extension thereof, there shall be allowed against Subtenant's obligations for Basic Rent or Operating Expenses or damages as herein defined, during the period of Sublandlord's occupancy the reasonable value of such occupancy, not to exceed in any event, the Basic Rent or Operating Expenses due hereunder and such occupancy shall not be construed as a release of Subtenant's liability hereunder.

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23.  NO WAIVER.   One or more waivers of any covenant or condition by
Sublandlord or Subtenant shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Sublandlord requiring the other party's consent or approval to or of any similar subsequent act. The failure of either party to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition in this Lease shall not prevent a similar subsequent act from constituting a default under this Lease.

24. REMEDIES CUMULATIVE. To the extent permitted by law, the rights and remedies of Sublandlord herein are cumulative, and the exercise of any one of them will not be deemed to be in exclusion of any other. The rights and remedies herein are in addition to any other rights and remedies available to Sublandlord at law or equity.

25.  RIGHT TO CURE OTHER'S DEFAULT.   If either Sublandlord or Subtenant fails
to perform any covenant, term or condition of this Lease, the other party may, after giving reasonable notice, perform such covenant, term or condition and expend whatever sums may be necessary. All sums expended shall be repaid on demand. This performance shall not waive any rights or remedies which either party may have against the other for such default.

26. SUBORDINATION OF LEASE. This Lease shall be subject and subordinate in all respects to all mortgages to recognized lending institutions which may hereafter affect the Premises and each and every of the advances which have heretofore been made or which may hereafter be made thereunder, and to all renewals, modifications, consolidations, replacements and extensions thereof. Subtenant agrees to execute such instruments of subordination in confirmation of the foregoing agreement as such holder may request. Subtenant hereby appoints such holder as Subtenant's attorney-in-fact to execute such subordination agreements upon default of Subtenant in complying with such holder's request. Sublandlord agrees to attempt in good faith to obtain a non-disturbance agreement from any such mortgagee in favor of Subtenant.

27. SURRENDER AND HOLDING OVER. No surrender of the Premises or this Lease shall be effective unless accepted in writing by Sublandlord. At the expiration or sooner termination of this Lease, Subtenant will remove its effects and peaceably deliver possession of the Premises to Sublandlord in as good repair and condition as they were at the commencement of this Lease, ordinary wear and tear excepted. Any property left on the Premises after Subtenant vacates or abandons the Premises shall be deemed abandoned and Sublandlord may remove, store and/or dispose of the same as it sees fit, subject to applicable law.

28. NOTICES. Every notice, approval, consent or other communication authorized or required by this Lease shall not be effective unless delivered personally or in writing and sent by United States registered or certified mail, return receipt requested, or by reputable overnight courier directed to the address listed above or such other address as either party may designate by notice from time to time.

29. ENTIRE AGREEMENT. The parties acknowledge that they have read and understand the terms of this Lease. This Lease contains the entire agreement and understanding between the parties regarding the Premises and is subject to no agreements, conditions or representations that are not expressly set forth herein, except for the FMA. This Lease may only be amended by a writing signed by both Sublandlord and Subtenant.

30. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Lease shall be invalid or unenforceable, the remaining provisions of this Lease shall not be affected thereby and each and every provision of this Lease shall be enforceable to the fullest extent permitted by law.

31. CAPTIONS. The captions in this Lease are inserted only for convenience and in no way construe or interpret the provisions hereof or affect their scope or intent.

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

32. NET LEASE. It is understood and agreed that Subtenant, during the term hereof, is to do all things and make all payments connected with the Premises or arising out of any occupation of the Premises or any part thereof or its appurtenances, except as otherwise expressly provided in this Lease, and under no condition or contingency is Sublandlord to be called upon to do or perform any act or action or be subject to any liability or responsibility or to make any payments with respect to the Premises or any part thereof, except as otherwise expressly provided in this Lease, all so that this Lease shall yield net to the Sublandlord the Basic Rent specified in this Lease, except as otherwise expressly provided in this Lease.

33. RIDERS. The riders and exhibits, if any, attached hereto are made a part of this Lease.

33. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

WITNESS the execution hereof under seal as of the day and year first written above.

                         SUBLANDLORD:
                         PROPERTY MANAGEMENT PARTNERS, INC.


                         By: /s/ Steven Jaworski
                            --------------------------
                            Steven Jaworski
                            President

                         SUBTENANT:
                         C-BRIDGE INTERNET SOLUTIONS, INC.



                         By: /s/ Richard O. Wester
                             --------------------------
                             Name:
                             Title:

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